Supplement dated December 20, 2002
                        To Prospectuses dated May 1, 2002
                    And to Plus Prospectus dated May 10, 2002
 Flexible Payment Deferred Combination Fixed And Variable Annuity Contracts and Modified Single Payment Combination Fixed and Variable Life Insurance Contract
                                    Issued by
                      The Sage Variable Annuity Account A,
                      The Sage Variable Life Account A, and
                      Sage Life Assurance of America, Inc.


This Supplement should be attached to your prospectus for the flexible payment deferred combination fixed and variable annuity contract or your prospectus for the modified single payment combination fixed and variable life insurance contract. The purpose of this Supplement is to advise you of important developments since the Supplement dated October 30, 2002.

The Board of Directors of Sage Life Assurance of America Inc. (the "Company") approved plans to suspend the Company's marketing and underwriting activities and to cease all new sales of variable annuity and variable life insurance products effective January 1, 2003. This action will be taken if additional sources of capital necessary to support the Company's current marketing and underwriting activities are not secured by this date.

The Company's ultimate parent, Sage Group Limited ("Sage Group"), continues to explore a variety of strategic alternatives for the Company, including an outright sale of Sage Group's interests in the Company. Sage Group remains constrained by currency controls from utilizing South African funds for the Company's cash needs.

All contract owner benefits and rights remain fully in force. Administration capabilities will be retained to meet servicing obligations to existing contract owners. The Company believes that it has adequate capital resources to meet its contract benefit and servicing obligations to existing contract holders. Additionally, contract holder investments are fully funded and held in separate accounts established by the Company and protected from the claims of its general creditors. The death benefit and other guaranteed rider features in the Company's products have been reinsured with highly-rated reinsurers. The Company's statutory capital and surplus at November 30, 2002 was approximately $22.1 million.


                      Sage Life Assurance of America, Inc.
                             Customer Service Center
                                 P.O. Box 290680
                           Wethersfield, CT 06129-0680
                                 (877) 835-7243


EOMSUPPB 12/02